UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: August 3, 2009

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices including Zip Code)

(832) 636-1000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 3, 2009, Anadarko Petroleum Corporation (Anadarko) announced second-quarter earnings. The press release is included in this report as Exhibit 99.

Item 7.01     Regulation FD Disclosure.

On August 3, 2009, Anadarko provided guidance for the remainder of 2009. This information is contained in the press release included in this report as Exhibit 99.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.
99	Anadarko Press Release, dated August 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

August 3, 2009	By:	/s/ M. CATHY DOUGLAS
M. Cathy Douglas - Vice President and
Chief Accounting Officer